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                                                                   Exhibit 10(o)



                      [SCARANO & TOMARO, P.C. LETTERHEAD]



March 10, 1999


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re:  NeuroCorp., Ltd.
     File Ref. No. 33-14042-NY

We were previously the independent auditors for NeuroCorp., Ltd. Under the date of April 14, 1998, we reported on the consolidated financial statements of NeuroCorp., Ltd. and subsidiaries as of December 31, 1997, and for each of the years in the two-year period then ended. On January 20, 1999, our engagement was terminated. We have read the statements included under Item 4 of Form 8-K dated March 10, 1999, of NeuroCorp., Ltd. and based on the following the respondent agrees with such statements. Regarding disagreements and reportable events, the respondent knows of no such matters but we suggest you contact Anthony Tomaro directly who was the engagement partner at Scarano & Tomaro, P.C. relating to the audits of NeuroCorp., Ltd.


Very truly yours,

    /s/ Scarano & Tomaro, P.C.
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Scarano & Tomaro, P.C.